UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In its Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2022, February 28, 2022, March 21, 2022, April 25, 2022 and May 2, 2022 (the “Initial Reports”), The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), reported that it completed the acquisition of the First Closing Properties, the Second Closing Properties, the Third Closing Properties, the Fourth Closing Properties and the Fifth Closing Properties, as defined and described in the Initial Reports. On April 8, 2022, the Company filed an amended report on Form 8-K amending the reports filed on February 14, 2022, February 28, 2022, and March 21, 2022 to provide historical statements as of and for the year ended December 31, 2021 and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K for both the acquisitions completed and those that remained probable during the quarter ended March 31, 2022.

Item 8.01 Other Events

As previously disclosed, on December 17, 2021, the Company and its subsidiary, The Necessity Retail REIT Operating Partnership, a Delaware limited partnership (the “Operating Partnership”), entered into a definitive purchase and sale agreement (the “PSA”) to acquire, in the aggregate, 81 properties (together, the “CIM Portfolio”), from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) for approximately $1.3 billion. The CIM Portfolio consists of 79 power centers and grocery-anchored multi-tenant retail centers, two single-tenant retail properties and a detention pond parcel, located across 27 states and aggregating approximately 9.5 million square feet. As previously reported, the Company has acquired 79 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel at an aggregate purchase price of $1.08 billion, including $190.7 million of assumed debt but excluding closing costs. See the Initial Reports for a discussion of the other sources the Company has used to fund the acquisitions made to date. The Company expects to acquire one of the two remaining properties on or about May 26, 2022 for approximately $175.0 million including $123.0 million of assumed debt, leaving just one remaining property to be acquired for approximately $65.0 million, the timing of which depends on completing discussions to assume approximately $42.8 million of debt secured by this property.

The Company is filing this Current Report on Form 8-K to provide the following financial information with respect to the CIM Portfolio in the aggregate: (1) the Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022 attached  hereto as Exhibit 99.1; and (2) the Company’s Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022 and related notes and the Unaudited Pro Forma Consolidated Statements Operations of the Company for the quarter ended March 31, 2022 and for the year ended December 31, 2021 and related notes attached hereto as Exhibit 99.2.

The unaudited pro forma consolidated financial statements (including the notes thereto) of the Company are qualified in their entirety and should be read in conjunction with the combined financial statements of the CIM Portfolio for the fiscal year ended December 31, 2021, included in the Company's Form 8-K/A filed with the SEC on April 8, 2022. Because we acquired 23 properties subsequent to March 31, 2022 certain revenues and expenses were recategorized between completed acquisitions and probable acquisitions, see Note 3 of the Notes to Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022 in Exhibit 99.1.

The Unaudited Pro Forma Consolidated Financial Statements of the Company have been prepared on the basis of certain assumptions and estimates described in the notes thereto and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the Company would have been had the CIM Portfolio been acquired on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the Company as of or for any future date or period. Additionally, the acquisition accounting used in preparing the pro forma adjustments included in the Unaudited Pro Forma Consolidated Financial Statements are preliminary, and accordingly, the pro forma adjustments may be revised as additional information becomes available and as additional analyses are performed. Differences between these preliminary analyses and the final acquisition accounting will likely occur, and these differences could have a material impact on the Unaudited Pro Forma Consolidated Financial Statements and the Company’s future results of operations and financial position giving effect to the acquisition of the CIM Portfolio. For further information, see Exhibit 99.2.

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the potential adverse effects of (i) the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, and (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and other countries, as well as other public and private actors and companies, on the Company, the Company’s tenants and the global economy and financial markets, and (b) that any potential future acquisition including the remaining properties in the CIM portfolio is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Acquired Properties and Properties to be Acquired.

The following financial statements for the CIM Portfolio are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022

(b) Pro Forma Financial Information.

The following pro forma financial information for the Company is attached as Exhibit 99.2 and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022
•	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022
•	Unaudited Pro Forma Consolidated Statement of Operations for the Quarter Ended March 31, 2022
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Quarter Ended March 31, 2022
•	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021

(d) Exhibits.

Exhibit Number	Description
99.1	Combined Statements of Revenues and Certain Expenses of the CIM Portfolio

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: May 23, 2022	By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer and President